UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                               -----------------


                                   FORM 8-K


                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of Earliest Event Reported): December 14, 2004
                                                       (December 8, 2004)


                                Friedman's Inc.
            (Exact Name of Registrant as Specified in its Charter)


          Delaware                        0-22356                  58-20583
(State or Other Jurisdiction          (Commission File          (IRS Employer
      of Incorporation)                   Number)            Identification No.)


                            171 Crossroads Parkway
                            Savannah, Georgia 31422
                   (Address of Principal Executive Offices)


                                (912) 233-9333
             (Registrant's telephone number, including area code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

         Friedman's Inc. ("Friedman's" or the "Company") and Ken Maher entered into a letter agreement (the "Maher Employment Agreement"), dated December 9, 2004, setting forth the terms of Mr. Maher's employment as interim Chief Financial Officer of the Company for a period of ninety-days beginning December 13, 2004 through March 22, 2005. The Maher Employment Agreement provides that at the end of the ninety-day period the Company will re-evaluate Mr. Maher's employment status. During the term of employment, Mr. Maher will be entitled to bi-weekly compensation of $11,538.46, housing, and reimbursement of reasonable commuting expenses. A copy of the Maher Employment Agreement is being filed as Exhibit 10.1 to this Current Report on Form 8-K.

         Friedman's and Steven J. Zeringue entered into an Employment Agreement, dated as of December 9, 2004 (the "Zeringue Employment Agreement"), setting forth the terms of Mr. Zeringue's employment with the Company as Vice President of Credit, effective as of December 27, 2004. The Zeringue Employment Agreement provides that Mr. Zeringue will receive an annual base salary of $200,000 and a signing bonus of $100,000. During his term of employment, Mr. Zeringue will be entitled to participate in the Company's incentive bonus plan, comprised of a cash and stock component, having a target amount of 30% of Mr. Zeringue's annual base salary and which may be up to 60% of his annual base salary. Mr. Zeringue will also be entitled to participate in the Company's stock option plan, pursuant to which Mr. Zeringue will be entitled to receive an initial grant of stock options, such grant to be greater than or equal to the mean number of stock options granted for the Vice President level, with a vesting schedule equal to or consistent with the shortest period under which any other granted options are scheduled to vest, at which time as the Company believes it can issue such options. Mr. Zeringue will also be eligible to participate in the retirement, medical, dental and other benefit plans which the Company makes available to its senior executive officers.

         The Zeringue Employment Agreement is for an initial term of two years commencing on December 27, 2004, subject to earlier termination by Friedman's with or without cause. The Employment Agreement may also be terminated by Mr. Zeringue voluntarily or for good reason, as set forth in the Employment Agreement. If the Zeringue Employment Agreement is terminated by the Company other than for cause, by Mr. Zeringue for good reason upon the non-performance by the Company of the Zeringue Employment Agreement in accordance with it its terms, or upon non-renewal by the Company, Mr. Zeringue will be entitled to receive as severance, an amount equal to the sum of (x) his current annual salary and (y) the greater of (i) Mr. Zeringue's most recent annual incentive bonuses and (ii) the arithmetic mean of Mr. Zeringue's annual incentive bonuses for the two most recent years. If Mr. Zeringue voluntarily terminates his employment or is terminated by the Company for cause, he will not be entitled to any severance, termination pay or other compensation or benefits. Mr. Zeringue's employment may be terminated by the Company within twelve months of certain events involving a change of control of the Company. In the event of such termination following a change of control, Mr. Zeringue will be entitled to a lump sum payment in the amount of 200% of his last year's base salary and annual incentive bonus as in effect on the date of termination. Mr. Zeringue agrees not to compete with Friedman's during the employment term and for a period of eighteen months thereafter following its termination. A copy of the Zeringue Employment Agreement is being filed as Exhibit 10.2 to this Current Report on Form 8-K.

Item 1.02.  Termination of a Material Definitive Agreement.

         Effective December 10, 2004, Richard R. Hettlinger was terminated as Chief Financial Officer of the Company. Accordingly, the Employment Agreement, dated as of October 25, 2004, by and between the Company and Richard R. Hettlinger (the "Employment Agreement"), was terminated effective December 10, 2004.

         A copy of the Employment Agreement was previously filed with the Securities and Exchange Commission as Exhibit 10.1 to the Company's Current Report on Form 8-K filed by the Company on November 3, 2004, which contains additional information regarding the terms of the Employment Agreement.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

         On December 10, 2004, Friedman's announced in a press release (the "Press Release") that Allan Edwards will step down from his position as an officer, Executive Chairman, at the end of his term in January, 2005. Friedman's also announced that the Board of Directors has selected Peter Thorner to serve in the newly created position of Vice Chairman of the Board. Mr. Thorner has been a member of the Board since October, 2004.

         Separately, the Press Release announced that Richard R. Hettlinger will no longer serve as Chief Financial Officer of the Company. Mr. Hettlinger's employment was terminated effective December 10, 2004.

         The Press Release also announced that Friedman's has named Ken Maher as interim Chief Financial Officer of the Company effective as of December 13, 2004. Mr. Maher is 48 years old and, from 1990 until November, 2003, he served as Vice President, Controller and Corporate Secretary of Wickes Furniture Company, Inc.

         There are no arrangements or understandings between Mr. Maher and any other person pursuant to which Mr. Maher was selected interim Chief Financial Officer. There are no transactions to which the Company is a party and in which Mr. Maher had a material interest that are required to be disclosed under Item 404(a) of Regulation S-K. Mr. Maher and the Company have entered into an Employment Agreement as described in Item 1.01 above and incorporated herein by reference.

         The text of the Press Release is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

         (c) Exhibits.

         The following exhibits are filed as part of this report:

Exhibit
Number                Description
-------               -----------

Exhibit 10.1 Letter Agreement, dated December 9, 2004, by and between Friedman's Inc. and Ken Maher

Exhibit 10.2 Employment Agreement, dated December 9, 2004, by and between Friedman's Inc. and Steve Zeringue

Exhibit 99.1          Press release dated December 10, 2004

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     FRIEDMAN'S INC.


Date: December 14, 2004                     By:  /s/ C. Steven Moore
                                                -------------------------------
                                                C. Steven Moore
                                                Chief Administrative Officer
                                                   and General Counsel

                                 EXHIBIT INDEX

Exhibit
Number                Description
-------               -----------

Exhibit 10.1 Letter Agreement, dated December 9, 2004, by and between Friedman's Inc. and Ken Maher

Exhibit 10.2 Employment Agreement, dated December 9, 2004, by and between Friedman's Inc. and Steve Zeringue

Exhibit 99.1          Press release dated December 10, 2004